UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2020

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38147	82-1954058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 CONSOL Energy Drive, Suite 100

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 416-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock ($0.01 par value)	CEIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2020, the Board of Directors (the “Board”) of CONSOL Energy Inc. (“CEIX”) approved an amendment (the “Plan Amendment”) to the CONSOL Energy Inc. 2020 Amended and Restated Omnibus Performance Incentive Plan (the “Plan”) to increase the aggregate number of shares of common stock, par value $0.01 per share, of CEIX with respect to which Awards (as defined in the Plan) may be granted under the Plan for as a result of the assumption of the outstanding unused unit reserve under the CNX Coal Resources LP 2015 Long-Term Incentive Plan as contemplated by the Merger Agreement, dated October 22, 2020, by and among CEIX, Transformer LP Holdings Inc., a Delaware corporation and a wholly owned subsidiary of CEIX (“Holdings”), Transformer Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdings (“Merger Sub”), CONSOL Coal Resources LP, a Delaware limited partnership, and CONSOL Coal Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), pursuant to which, on December 30, 2020, Merger Sub merged with and into the Partnership, with the Partnership surviving as an indirect, wholly owned subsidiary of CEIX (the “Merger”). The Plan Amendment became effective at the effective time of the Merger on December 30, 2020.

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Plan Amendment, a copy of which was filed as Exhibit 4.5 to CEIX’s Registration Statement on Form S-8 filed with the SEC on December 30, 2020, which amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of the Exhibit

10.1	Amendment to CONSOL Energy Inc. 2020 Amended and Restated Omnibus Performance Incentive Plan, effective as of December 30, 2020 (incorporated by reference to Exhibit 4.5 to CEIX’s Registration Statement on Form S-8 filed on December 31, 2020).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Miteshkumar B. Thakkar
Name:	Miteshkumar B. Thakkar
Title:	Chief Financial Officer

Dated: December 31, 2020